[LOGO]

        The Argentina Fund, Inc.






        Semiannual Report
        April 30, 2001



















        A closed-end investment company seeking long-term capital appreciation through investments primarily in the equity securities of Argentine issuers.

[ICON] The Argentina Fund, Inc.
--------------------------------------------------------------------------------


Investment Objective and Policies

o long-term capital appreciation through investment primarily in equity securities of Argentine issuers

Investment Characteristics

o        investments in a broad spectrum of Argentine industries

o        non-diversified closed-end investment company

o a vehicle for international diversification through participation in the Argentine economy


[ICON] General Information
--------------------------------------------------------------------------------

Executive Offices                  The Argentina Fund, Inc.
                                   345 Park Avenue
                                   New York, NY 10154
                                   For fund information: 1-800-349-4281

Transfer Agent, Registrar          For account information: 1-800-294-4366
and Dividend Reinvestment          Scudder Investments Service Company
Plan Agent                         P.O. Box 219153
                                   Kansas City, MO 64121-9153

Legal Counsel                      Willkie Farr & Gallagher

Custodian                          Brown Brothers Harriman & Co.

Independent Accountants            PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- AF

[ICON] Contents
--------------------------------------------------------------------------------


     4  Letter to Shareholders

     8  Investment Summary

     9  Portfolio Summary

    10  Investment Portfolio

    13  Financial Statements

    16  Financial Highlights

    17  Notes to Financial Statements

    22  Report of Independent Accountants

    23  Dividend Reinvestment and Cash Purchase Plan

    27  Investment Manager

    28  Directors and Officers

Net Asset Value

The fund's net asset value is listed in the following publications:

   The Wall Street Journal (Mondays)

   The New York Times

   Barron's

   The Financial Times


--------------------------------------------------------------------------------
This report is sent to the shareholders of The Argentina Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

[ICON] Letter to Shareholders
--------------------------------------------------------------------------------


Dear Shareholders:

Argentina's stock market was beset by a variety of adverse factors during the six-month period ended April 30, 2001, including slower global growth, an increasing risk aversion among investors, and fears that the country would be forced to devalue its currency or default on some of its outstanding foreign debt. Despite these concerns, stock prices closed the period relatively flat, with the IFC Argentina Index declining 1.67%. In comparison, the fund's net asset value total return was -4.18%. Its share price -- quoted on the NYSE -- returned 9.93% to close at $11.00 per share on April 30, representing a discount of 15.3% to NAV on that date.

Investment Backdrop

Although investors have been encouraged by the recent policy initiatives put forth by Argentina's new Minister of Economy, Domingo Cavallo, there are a number of important challenges that continue to cloud the outlook for the country's economy. Growth remains sluggish, depressing confidence and making it more difficult for the government to generate the revenues necessary to finance its debt burden. Although Argentina arranged a loan package with the International Monetary Fund in January and is expected to have enough cash on hand to meet its debt requirements at least through the end of 2001, the country remains hampered by the fact that its outstanding debt is still far too high relative to the size of its economy. This has led to speculation that the country will be forced to devalue its currency -- the peso -- by abandoning its long-standing 1-to-1 peg with the U.S. dollar. Investors' concerns seemed to be given credence in April when Cavallo raised the possibility of pegging the peso to a basket of euros and dollars. Viewing this as a potential step toward a devaluation, investors reacted by driving up the yields on Argentina's sovereign debt to levels as high as 13 percentage points above U.S. Treasuries. These levels were last reached during the depths of Argentina's debt crisis in 1998, demonstrating a distinct lack of confidence in Argentina's stability. High interest rates also make it more difficult for Argentine companies to borrow, which could act as a further drag on growth.

Despite these problems, investors are encouraged by many of the initiatives put forth by Cavallo, who took the helm on March 19 following the resignation of the country's two previous Ministers of Economy in the preceding three weeks. Cavallo is focusing on growth, but has also announced measures to improve Argentina's fiscal situation. For example, he has introduced a Tax on Financial Transactions, allowing the government to boost revenues without affecting consumption. This also addresses tax evasion as established companies will receive a credit against some of these taxes. Another important step was his decision to loosen lending restrictions on banks by cutting reserve requirements. He has also announced measures to reduce government spending and bring the country's budget deficits under control. Although Cavallo has made missteps -- such as becoming involved in a conflict with the head of the Central Bank and announcing austerity measures before making it clear that he was committed to growth -- it appears that he has been generally well-received both at home and abroad and, in our view, is moving the country in the right direction. We believe that restoring confidence is one of the most important steps Cavallo can take, since it may help stop the vicious cycle of reduced consumption, slower growth, and lower fiscal revenues.

Portfolio Strategy

In this difficult environment, we remain committed to intensive fundamental research to find the highest-quality companies in Argentina and other areas of Latin America. We focus on companies with low debt levels, capable management teams, a history of strong earnings, and a demonstrated ability to generate cash and reinvest it in ventures that will add value for their shareholders. We believe that over time, a focus on positive fundamentals such as these should uncover companies with the ability to perform well even when the region's economy is experiencing difficulties.

Consistent with this approach, we have been making only minor changes to the portfolio in recent months. One of the most important moves has been to increase the fund's exposure to Argentina. During the second half of 2000, we kept the fund's holdings in the country close to the minimum allowed by the fund's prospectus, which helped fund performance due to Argentina's poor performance in relation to its neighbors. By April 30, however, we had raised the fund's weighting in Argentine stocks to 71%, versus a low of 65% late in 2000. We believe that a larger weighting in Argentina will help the fund capitalize on the substantial upside that could result if the country were to experience a recovery.

In adding to the fund's weighting in Argentina, we focused on large, liquid stocks such as Telecom Argentina, Perez Companc, Inversiones y Representaciones, and Grupo Financiero Galicia. The liquidity of these stocks means they will be the first to benefit in the event of any increase in confidence by both local and foreign investors. The benefit of such stocks is that we are generally able to move in and out of positions quickly, which is important given the decreasing liquidity in the Argentine stock market. Our sells during the period included names outside of Argentina such as Banco Santander and Telefonica SA de Espana in Spain, and Companhia de Bebidas das Americas and Gerdau in Brazil.

Outlook

Although we are encouraged by the initiatives of Economy Minister Cavallo, we remain cautious on the outlook for stocks in Argentina. The country still faces significant headwinds in the form of slower economic growth worldwide, weakness in commodity prices, a contentious political environment at home, and, of course, a large debt burden. Aggressive interest rate cuts by the U.S. Federal Reserve should provide an improved liquidity backdrop and help ease pressures in the near term, but it is likely that the road back to prosperity will be difficult. The most important task for Argentina in the months ahead will be to restore confidence in the financial system, which in turn will bring bond yields down and help bring international investors back into the stock market.

In this environment, we will continue to focus on investing in what we believe to be the best companies available in the Argentine market, and will be on the lookout for opportunities in other Latin countries. We believe that over time, owning shares in firms that can deliver steady earnings in any environment -- particularly during times of crisis -- should help the fund outperform in both up and down markets.

Fund's Board Approves Agreement and Plan of Reorganization

On June 11, the Board of Directors of the fund announced its approval of an agreement and plan of reorganization whereby Scudder Latin America Fund, an open-end fund and a series of Scudder International Fund, Inc., would acquire all of the assets and liabilities of the fund. If this transaction is approved by stockholders of the fund and implemented, each stockholder of the fund would become a stockholder of Scudder Latin America Fund and the fund would thereafter be liquidated. The investment manager of the fund, Zurich Scudder Investments, Inc., is also the investment manager of Scudder Latin America Fund.

The Board also announced that the fund's annual meeting of shareholders will be held on October 16, 2001. At that meeting, the shareholders will be asked to approve the proposed transaction of the basis of a proxy statement that will fully describe the proposal.

The proposed transaction has been approved by the Board of Directors of Scudder Latin America Fund. Subject to the approval of the fund's shareholders and the satisfaction of certain other conditions, the proposed transaction is expected to close prior to the end of the year.

Sincerely,

/s/Nicholas Bratt

Nicholas Bratt
Chairman of the Board
and President

[ICON] Investment Summary                                   as of April 30, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Historical Information Life of Fund
--------------------------------------------------------------------------------

                                          Total Return (%)
                  -----------------------------------------------------------------
                      Market Value      Net Asset Value (a)         Index (b)
                  --------------------  --------------------  ---------------------
                               Average               Average               Average
                   Cumulative   Annual   Cumulative   Annual   Cumulative   Annual
-----------------------------------------------------------------------------------
Current Quarter     -13.11        --      -17.27        --      -18.09         --
-----------------------------------------------------------------------------------
One Year             10.59     10.59       -9.92     -9.92      -14.95     -14.95
-----------------------------------------------------------------------------------
Three Year           -2.78      -.94       -6.50     -2.21      -19.28      -6.88
-----------------------------------------------------------------------------------
Five Year             6.42      1.25       20.84      3.86        7.02       1.36
-----------------------------------------------------------------------------------
Life of Fund*        25.63      2.43       62.02      5.20       38.08       3.45
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
 Per Share Information and Returns (a)
-----------------------------------------------------------------------------------

                                  Yearly periods ended April 30

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1992      13.81
1993     -23.01
1994      46.38
1995     -19.48
1996      26.97
1997      17.13
1998      10.33
1999      -1.11
2000       4.97
2001      -9.92

                1992*  1993   1994  1995   1996  1997   1998  1999  2000   2001
----------------------------------------------------------------------------------
Net Asset
Value ($)        12.68   9.64 13.98  10.60 13.12  14.98 16.18 15.16  15.03 12.99
----------------------------------------------------------------------------------
Income
Dividends ($)      .06    .05   .14    .27   .33    .33   .25   .45    .31   .23
----------------------------------------------------------------------------------
Capital Gains
Distributions
($)                 --    .09   .02    .46    --     --    --    --    .39   .27
----------------------------------------------------------------------------------
Total Return (%) 13.81 -23.01 46.38 -19.48 26.97  17.13 10.33 -1.11   4.97 -9.92
----------------------------------------------------------------------------------

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b)      IFC Argentina Global Total Return Index U.S. $.

* The Fund commenced operations on October 22, 1991. Index return begins on October 31, 1991.

         Past results are not necessarily indicative of future performance of the Fund.

[ICON]    Portfolio Summary                                 as of April 30, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Securities         98%
Cash Equivalents           2%
-----------------------------
                         100%
-----------------------------









--------------------------------------------------------------------------------
 Sectors (Sector breakdown of the Fund's equity securities)
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Financial                 28%
Energy                    22%
Consumer Staples          19%
Communications            10%
Metals & Minerals          9%
Utilities                  8%
Construction               4%
-----------------------------
                         100%
-----------------------------



--------------------------------------------------------------------------------
 Ten Largest Equity Holdings (68% of Portfolio)
--------------------------------------------------------------------------------
 1. Petroleo Brasileiro SA
--------------------------------------------------------------------------------
 2. Perez Companc SA
--------------------------------------------------------------------------------
 3. Grupo Financiero Galicia SA
--------------------------------------------------------------------------------
 4. Telecom Argentina SA
--------------------------------------------------------------------------------
 5. Banco Frances del Rio de la Plata
--------------------------------------------------------------------------------
 6. Siderca SAIC
--------------------------------------------------------------------------------
 7. Companhia de Bebidas das Americas
--------------------------------------------------------------------------------
 8. Banco Itau SA
--------------------------------------------------------------------------------
 9. Quilmes Industrial SA
--------------------------------------------------------------------------------
10. Inversiones y Representaciones SA
--------------------------------------------------------------------------------

[ICON] Investment Portfolio                                as of April 30, 2001
--------------------------------------------------------------------------------


                                                    Principal
                                                    Amount($)        Value ($)
--------------------------------------------------------------------------------
 Repurchase Agreements 1.8%
--------------------------------------------------------------------------------
Salomon Smith Barney Repurchase Agreement,
  4.62%, to be repurchased at $2,120,272
  on 5/1/2001** (Cost $2,120,000)                    2,120,000       2,120,000
--------------------------------------------------------------------------------

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Preferred Stocks 1.1%
--------------------------------------------------------------------------------

Communications 1.1%
--------------------------------------------------------------------------------
Telephone/Communications                                35,127         449,022
Nortel Inversora "A" (ADR) (b)
Nortel Inversora "B" (ADR)                              88,685         926,758
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $1,559,092)                             1,375,780
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Common Stocks 97.1%
--------------------------------------------------------------------------------

Consumer Staples 18.2%
--------------------------------------------------------------------------------
Alcohol & Tobacco 3.6%
Massalin Particulares SA (b)                           574,972       4,342,667
--------------------------------------------------------------------------------
Food & Beverage 14.6%
Companhia de Bebidas das Americas (pfd.) (ADR)
  (c)                                                  256,500       6,258,600
Compania Cervecerias Unidas SA (ADR) (d)               161,300       3,919,590
Molinos Rio de la Plata "B"*                         1,004,047       1,677,387
Quilmes Industrial SA                                  569,250       4,269,375
Quilmes Industrial SA (ADR)                            130,000       1,214,200
Quimica Estrella "B"* (b)                              227,160         193,158
--------------------------------------------------------------------------------
                                                                    17,532,310
--------------------------------------------------------------------------------

Communications 8.8%
--------------------------------------------------------------------------------
Telephone/Communications
Telecom Argentina SA "B" (ADR)                         676,232      10,650,654
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------

Financial 27.9%
--------------------------------------------------------------------------------
Banks 23.5%
Banco Frances del Rio de la Plata                    1,157,382      10,420,346
Banco Itau SA (pfd.) (c)                            68,600,000       5,520,436
Banco Santander SA (ADR) (e)                           178,857       1,759,953
Grupo Financiero Galicia SA "B"                      5,745,558       8,564,092
Grupo Financiero Galicia SA "B" (ADR)                  140,000       2,093,000
--------------------------------------------------------------------------------
                                                                    28,357,827
--------------------------------------------------------------------------------
Other Financial Companies 0.6%
BI SA "A" (b)                                        1,000,000         750,000
--------------------------------------------------------------------------------
Real Estate 3.8%
Inversiones y Representaciones SA (GDR)*               341,329       4,577,222
--------------------------------------------------------------------------------

Energy 20.8%
--------------------------------------------------------------------------------
Oil Companies
Perez Companc SA "B" (ADR)                             711,030      10,878,759
Petrobras Distribuidora SA (pfd.)* (c)             165,600,000       2,544,797
Petroleo Brasileiro SA (pfd.) (c)                      480,000      11,653,558
--------------------------------------------------------------------------------
                                                                    25,077,114
--------------------------------------------------------------------------------

Metals & Minerals 8.9%
--------------------------------------------------------------------------------
Steel & Metals
Acindar*                                             1,030,000         846,978
Siderar SAIC "A"                                     1,552,796       3,572,771
Siderca SAIC                                         3,120,505       6,337,002
--------------------------------------------------------------------------------
                                                                    10,756,751
--------------------------------------------------------------------------------

Construction 4.3%
--------------------------------------------------------------------------------
Building Materials
Juan Minetti y Cia "B"*                              1,427,263       1,998,918
Loma Negra Cia. SA (b)                                 448,653       3,130,880
--------------------------------------------------------------------------------
                                                                     5,129,798
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

Utilities 8.2%
--------------------------------------------------------------------------------
Electric Utilities 2.8%
Capex SA "A"*                                          768,830       1,938,178
Empresa Nacional de Electricidad Chile (ADR)* (d)      124,849       1,392,066
--------------------------------------------------------------------------------
                                                                     3,330,244
--------------------------------------------------------------------------------
Natural Gas Distribution 5.4%
Gas Natural Ban SA "B"                                 665,184         908,317
MetroGas SA "B" (ADR)                                  377,475       2,831,062
Transportadora de Gas del Sur "B"                    1,956,215       2,739,728
--------------------------------------------------------------------------------
                                                                     6,479,107
--------------------------------------------------------------------------------
Total Common Stocks  (Cost $112,192,252)                           116,983,694
--------------------------------------------------------------------------------
Total Investment Portfolio -- $100.0% (Cost $115,871,344) (a)      120,479,474
--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $116,070,412. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $4,409,062. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,899,863, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,490,801.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $8,865,727 (7.3% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 2001 aggregated $10,043,680. These securities may also have certain restrictions as to resale.

(c) Investments in Brazilian companies aggregating $25,977,391 (21.5% of net assets).

(d) Investments in Chilean companies aggregating $5,311,656 (4.4% of net assets).

(e) Investments in Spanish companies aggregating $1,759,953 (1.5% of net assets).



    The accompanying notes are an integral part of the financial statements.

[ICON]   Financial Statements
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of April 30, 2001
-------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (cost $115,871,344)        $   120,479,474
-------------------------------------------------------------------------------
Cash                                                                       774
-------------------------------------------------------------------------------
Receivable for redeemed security                                        87,223
-------------------------------------------------------------------------------
Dividends receivable                                                   804,695
-------------------------------------------------------------------------------
Interest receivable                                                        272
-------------------------------------------------------------------------------
Total assets                                                       121,372,438
-------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------
Payable for subscribed shares                                          208,620
-------------------------------------------------------------------------------
Accrued management fee                                                  94,477
-------------------------------------------------------------------------------
Other accrued expenses and payables                                    191,301
-------------------------------------------------------------------------------
Total liabilities                                                      494,398
-------------------------------------------------------------------------------
Net assets, at value                                           $   120,878,040
-------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                                  1,799,944
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                        4,608,130
-------------------------------------------------------------------------------
  Foreign currency related transactions                                  (158)
-------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                   102,062
-------------------------------------------------------------------------------
Paid-in capital                                                    114,368,062
-------------------------------------------------------------------------------
Net assets, at value                                           $   120,878,040
-------------------------------------------------------------------------------
Net Asset Value per share ($120,878,040 B 9,302,808 shares of common stock issued and outstanding, $.01 par value,
  100,000,000 shares authorized)                               $         12.99
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
 Statement of Operations for the six months ended April 30, 2001
-------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $26,652)           $     3,272,307
-------------------------------------------------------------------------------
Interest                                                                86,998
-------------------------------------------------------------------------------
Total Income                                                         3,359,305
-------------------------------------------------------------------------------
Expenses:
Management fee                                                         663,175
-------------------------------------------------------------------------------
Services to shareholders                                                28,152
-------------------------------------------------------------------------------
Custodian and accounting fees                                          175,154
-------------------------------------------------------------------------------
Auditing                                                                37,654
-------------------------------------------------------------------------------
Legal                                                                    9,421
-------------------------------------------------------------------------------
Directors' fees and expenses                                            43,375
-------------------------------------------------------------------------------
Reports to shareholders                                                 31,327
-------------------------------------------------------------------------------
Other                                                                   26,862
-------------------------------------------------------------------------------
Total expenses                                                       1,015,120
-------------------------------------------------------------------------------
Net investment income (loss)                                         2,344,185
-------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                            385,634
-------------------------------------------------------------------------------
Foreign currency related transactions (including CPMF tax of
  $3,340)                                                              (14,461)
-------------------------------------------------------------------------------
                                                                       371,173
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                          (8,575,003)
-------------------------------------------------------------------------------
Foreign currency related transactions                                      355
-------------------------------------------------------------------------------
                                                                    (8,574,648)
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (8,203,475)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $  (5,859,290)
-------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                Six Months Ended   Year Ended
Increase (Decrease) in Net Assets               April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Operations:
Net investment income (loss)                     $     2,344,185  $   2,831,189
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
  transactions                                           371,173      2,407,752
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
  investment transactions during the period           (8,574,648)    (3,031,870)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     (5,859,290)     2,207,071
--------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                               (2,137,920)    (2,878,155)
--------------------------------------------------------------------------------
  Net realized gains                                  (2,463,256)    (3,620,904)
--------------------------------------------------------------------------------
Total distributions                                   (4,601,176)    (6,499,059)
--------------------------------------------------------------------------------
Reinvestment of distributions                             86,293        130,228
--------------------------------------------------------------------------------
Increase (decrease) in net assets                    (10,374,173)    (4,161,760)
--------------------------------------------------------------------------------
Net assets at beginning of period                    131,252,213    135,413,973
--------------------------------------------------------------------------------
Net assets at end of period (including
  undistributed net investment income of
  $1,799,944 and $1,593,679, respectively)       $   120,878,040  $ 131,252,213
--------------------------------------------------------------------------------

Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period              9,295,304      9,284,370
--------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                            7,504         10,934
--------------------------------------------------------------------------------
Shares outstanding at end of period                    9,302,808      9,295,304
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

[ICON] Financial Highlights
--------------------------------------------------------------------------------


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

----------------------------------------------------------------------------------
 Years Ended October 31,         2001(a)    2000    1999    1998    1997    1996
----------------------------------------------------------------------------------

Per Share Operating Performance
----------------------------------------------------------------------------------
Net asset value, beginning of
period                          $14.12    $14.59  $13.02  $14.60  $12.70  $10.27
----------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income
  (loss) (b)                       .25       .30     .38     .39     .30     .26
----------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                   (.88)     (.07)    1.64  (1.72)    1.93    2.50
----------------------------------------------------------------------------------
  Total from investment
  operations                     (.63)       .23    2.02  (1.33)    2.23    2.76
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.23)     (.31)   (.45)   (.25)   (.33)   (.33)
----------------------------------------------------------------------------------
  Net realized gains on
  investment transactions        (.27)     (.39)      --      --      --      --
----------------------------------------------------------------------------------
  Total distributions            (.50)     (.70)   (.45)   (.25)   (.33)   (.33)
----------------------------------------------------------------------------------
Net asset value, end of period  $12.99    $14.12  $14.59  $13.02  $14.60  $12.70
----------------------------------------------------------------------------------
Market value, end of period     $11.00    $10.44  $10.69  $ 9.63  $12.31  $11.50
----------------------------------------------------------------------------------

Total Return
----------------------------------------------------------------------------------
Per share market value (%)      9.93**      3.43   17.19  (20.15)   9.84   16.52
----------------------------------------------------------------------------------
Per share net asset
  value (%) (c)                 (4.18)**    2.54   18.26  (8.90)   17.94   26.86
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period
  ($ millions)                     121       131     135     121     135     118
----------------------------------------------------------------------------------
Ratio of expenses (%)            1.59*      1.43    1.47    1.48    1.71    1.90
----------------------------------------------------------------------------------
Ratio of net investment income
  (loss) (%)                     3.68*      1.95    2.88    2.75    1.96    2.11
----------------------------------------------------------------------------------
Portfolio turnover rate (%)         9*        13      41      14      32      19
----------------------------------------------------------------------------------

(a)      For the six months ended April 30, 2001.

(b)      Based on monthly average shares outstanding during the period.

(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

*        Annualized

**       Not annualized

[ICON] Notes to Financial Statements
--------------------------------------------------------------------------------


A. Significant Accounting Policies

The Argentina Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities. At April 30, 2001, the exchange rates were U.S. $1 to 0.9996 Argentine peso and U.S. $1 to 2.1995 Brazilian real.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its income to its shareholders. Accordingly, the Fund paid no U.S. federal income taxes and no federal income tax provision was required. Under Argentine tax laws, the Fund is not subject to withholding taxes on dividends. However, under Brazilian, Chilean and Spanish tax laws, the Fund is subject to withholding taxes on dividends ranging from 15% to 35%.

The Fund is subject to a 0.30% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends and related withholding taxes, if applicable, from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $5,756,959 and $6,814,300, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Manager"), formerly Scudder Kemper Investments, Inc., the Manager directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Manager determines the securities, instruments, and other contracts relating to investments to be purchased, sold, or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the agreement. The management fee payable under the agreement is equal to an annual rate of 1.04% of the Fund's average weekly net assets and payable monthly. For the six months ended April 30, 2001, the fee pursuant to the Agreement amounted to $663,175.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2001, the amount charged to the Fund by SFAC aggregated $43,958, of which $6,881 is unpaid at April 30, 2001.

Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, a subsidiary of the Manager, provides shareholder communications services for the Fund. For the six months ended April 30, 2001, the amount charged to the Fund by SISC aggregated $7,500, of which $1,250 is unpaid at April 30, 2001.

The Fund pays each Director not affiliated with the Manager an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2001, Directors' fees and expenses aggregated $43,375.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co., for temporary or emergency purposes, that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Subsequent Event

On June 4, 2001, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the Scudder Latin America Fund, pursuant to which Scudder Latin America Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Scudder Latin America Fund. Costs incurred in connection with the Reorganization will be borne jointly by ZSI and the Fund. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about October 16, 2001.

[ICON] Report of Independent Accountants
--------------------------------------------------------------------------------



To the Board of Directors and the Shareholders of The Argentina Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Argentina Fund, Inc. (the "Fund") at April 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
June 11, 2001

[ICON] Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------


The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company, the Plan Agent.

Automatic Participation

Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by Scudder Investments Service Company, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Argentina Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, 1-800-294-4366.

[ICON] Investment Manager
--------------------------------------------------------------------------------


The investment manager of The Argentina Fund, Inc. is Zurich Scudder Investments, Inc. (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include 21 open-end investment companies as well as portfolios for institutional investors.

The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities: The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc.

[ICON] Directors and Officers
--------------------------------------------------------------------------------


NICHOLAS BRATT*
  Chairman of the Board, President and Director

ROBERT J. CALLANDER
  Director

KENNETH C. FROEWISS
  Director

RONALDO A. DA FROTA NOGUEIRA
  Director

DR. SUSAN KAUFMAN PURCELL
  Director

JOSE E. ROHM
  Honorary Director

JUDITH A. HANNAWAY*
  Vice President

TARA C. KENNEY*
  Vice President

PAUL H. ROGERS*
  Vice President

JOHN MILLETTE*
  Vice President and Secretary

PAUL J. ELMLINGER*
  Vice President and Assistant Secretary

KATHRYN L. QUIRK*
  Vice President and Assistant Secretary

JOHN R. HEBBLE*
  Treasurer

CAROLINE PEARSON*
  Assistant Secretary

*  Zurich Scudder Investments, Inc.

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